EXHIBIT 99.1

GEE Group Announces Repayment of $56 Million in Debt

Balance Sheet Strengthened and Significant Interest Savings Expected

JACKSONVILLE, FL / ACCESSWIRE / April 21, 2021 / GEE Group Inc. (NYSE American: JOB) ("GEE" or the "Company"), a provider of professional staffing services and solutions, today announced it has repaid approximately $56 million in aggregate outstanding indebtedness under its existing Revolving Credit, Term Loan and Security Agreement, including accrued interest, using the net proceeds of its recent underwritten public offering and available cash.

The repaid debt was originally obtained from investors led by MGG Investment Group LP on April 3, 2017, and had a maturity date of June 30, 2023. The MGG debt was comprised of a revolving credit facility with a principal balance on the date of repayment of approximately $11.8 million, which was subject to an annual interest rate comprised of the greater of the London Interbank Offering Rate ("LIBOR") or 1%, plus a 10% margin (approximately 11% per annum), and a term loan with a principal balance on the date of repayment of approximately $43.7 million, which was subject to an annual interest rate of the greater of LIBOR or 1% plus a 10% margin. The term loan also had an annual payment-in-kind ("PIK") interest rate of 5% in addition to its cash interest rate, which was being added to the term loan principal balance (cash and PIK interest rate combined of approximately 16% per annum). Accrued interest of approximately $0.5 million, in the aggregate, was paid in connection with the principal repayments.

With the completion of the aforementioned debt repayment together with the transactions completed earlier on June 30, 2020 whereby approximately $47 million in combined subordinated debt and mezzanine preferred stock financing was extinguished, the Company has reduced its outstanding indebtedness by approximately $103 million. Also, GEE expects to benefit from significantly lower interest and finance costs, which have been reduced by approximately $12 million per annum as a result of the debt reduction transactions.

Derek Dewan, Chairman and CEO, stated, "Following our recently completed successful follow-on equity offering, the repayment of this debt represents another important milestone and substantially improves the Company's current financial position and balance sheet in addition to benefitting GEE's future financial results. We anticipate closing soon on the previously disclosed and agreed to commitment received from CIT for a $20 million bank revolving credit facility (the "CIT Facility") with an expected effective interest rate in the range of approximately 4% to approximately 5.25% per annum based upon the Company's anticipated borrowings under the CIT Facility and the current three month LIBOR."

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Dewan further commented, "As a result of the aforementioned events, we believe we will be well positioned to deliver stellar financial results and expect to move forward aggressively with our organic and acquisition growth plans and enhance shareholder value."

About GEE Group Inc.

GEE Group Inc. ("GEE" or the "Company") is a provider of specialized staffing solutions and is the successor to employment offices doing business since 1893. The Company operates in two industry segments, providing professional staffing services and solutions in the information technology, engineering, finance and accounting specialties and commercial staffing services through the names of Access Data Consulting, Agile Resources, Ashley Ellis, General Employment, Omni-One, Paladin Consulting and Triad. Also, in the healthcare sector, GEE Group, through its Scribe Solutions brand, staffs medical scribes who assist physicians in emergency departments of hospitals and in medical practices by providing required documentation for patient care in connection with electronic medical records (EMR). Additionally, the Company provides contract and direct hire professional staffing services through the following SNI brands: Accounting Now®, SNI Technology®, Legal Now®, SNI Financial®, Staffing Now®, SNI Energy®, and SNI Certes.

Forward-Looking Statements

In addition to historical information, this press release contains statements relating to the Company's future results (including results of business operations, certain projections, future financial condition, pro forma financial information, and business trends and prospects) that are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, (the "Exchange Act"), and the Private Securities Litigation Reform Act of 1995 and are subject to the "safe harbor" created by those sections. The statements made in this press release that are not historical facts are forward-looking statements that are predictive in nature and depend upon or refer to future events. Such forward-looking statements often contain, or are prefaced by, words such as "will", "may," "plans," "expects," "anticipates," "projects," "predicts," "pro forma", "estimates," "aims," "believes," "hopes," "potential," "intends," "suggests," "appears," "seeks," or variations of such words or similar words and expressions. Forward-looking statements are not guarantees of future performance, are based on certain assumptions, and are subject to various known risks and uncertainties, many of which are beyond the Company's control, and cannot be predicted or quantified and, consequently, as a result of a number of factors, the Company's actual results could differ materially from those expressed or implied by such forward-looking statements. The international pandemic, the "Novel Coronavirus" ("COVID"-19), has been detrimental to and continues to negatively impact and disrupt the Company's business operations. The health outbreak has caused a significant negative effect on the global economy, employment in general including the lack of demand for the Company's services which is exacerbated by government and client directed "quarantines", "remote working", "shut-downs" and "social distancing". There is no assurance that conditions will not worsen and further negatively impact GEE Group. Certain other factors that might cause the Company's actual results to differ materially from those in the forward-looking statements include, without limitation: (i) the loss, default or bankruptcy of one or more customers; (ii) changes in general, regional, national or international economic conditions; (iii) an act of war or terrorism, industrial accidents, or cyber security breach that disrupts business; (iv) changes in the law and regulations; (v) the effect of liabilities and other claims asserted against the Company including the failure to repay indebtedness or comply with lender covenants including the lack of liquidity to support business operations and the inability to refinance debt, failure to obtain necessary financing from commercial sources or government programs such as the main street lending facility or other economic relief programs, failure to obtain partial or full forgiveness on payroll protection loans or the inability to access the capital markets and/or obtain alternative sources of capital; (vi) changes in the size and nature of the Company's competition; (vii) the loss of one or more key executives; (viii) increased credit risk from customers; (ix) the Company's failure to grow internally or by acquisition or the failure to successfully integrate acquisitions; (x) the Company's failure to improve operating margins and realize cost efficiencies and economies of scale; (xi) the Company's failure to attract, hire and retain quality recruiters, account managers and salesmen; (xii) the Company's failure to recruit qualified candidates to place at customers for contract or full-time hire; (xiii) the adverse impact of geopolitical events, government regulations and mandates, natural disasters or health crises, force majeure occurrences, global pandemics such as the deadly "coronavirus" (COVID-19) or other harmful viral or non-viral rapidly spreading diseases and such other factors as set forth under the heading "Forward-Looking Statements" in the Company's annual reports on Form 10-K, its quarterly reports on Form 10-Q and in the Company's other filings with the Securities and Exchange Commission (SEC). More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the SEC. Investors and security holders are urged to read these documents free of charge on the SEC's web site at http://www.sec.gov. The Company is under no obligation to (and expressly disclaims any such obligation to) and does not intend to publicly update, revise, or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contact:

Gee Group Inc.
Kim Thorpe
904.512.7504
invest@genp.com

SOURCE: GEE Group Inc.

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